Securities and Exchange Commission
                          Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  September 29, 1995

              Burlington Coat Factory Warehouse Corporation
          (Exact name of registrant as specified in its charter)


     Delaware                         1-8739             22-1970303
 (State or other jurisdiction       (Commission      (I.R.S Employer
 of incorporation or organization)   File Number)    Identification Number)


         1830 Route 130
    Burlington, New Jersey                                     08016
    (Address of principal                                   (Zip Code)
      executive offices)

Registrant's telephone number, including area code:  (609) 387-7800

                             N/A
        Former name or address, if changed since last report









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Item 5.   Other Events

          On September 29, 1995, for the consideration of Eighteen Million Five Hundred Thousand Dollars and No Cents (($18,500,000.00), Burlington Coat Factory Warehouse Corporation, 1830 Route 130, Burlington, New Jersey 08016 (the "Company"), sold the land and building located at 275 Hartz Way, Secaucus, Hudson County, New Jersey 07094, to Burlington Realty Associates III Limited Partnership (the "Purchaser"), a Delaware limited partnership having its address at c/o TA Associates Realty, 45 Milk Street, Boston

      Purchaser is an affiliate of TA Associates Realty, 45 Milk Street, Boston, Massachusetts 02109.

Item 7.   Financial Statements and Exhibits

          None


                                Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BURLINGTON COAT FACTORY
                                     WAREHOUSE CORPORATION


Date:  October 6, 1995           By: /s/Andrew R. Milstein
                                    -----------------------
                                    Andrew R. Milstein, Vice President










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